UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 31, 2025

HIGH ROLLER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

001-42202

(Commission File Number)

Delaware	87-4159815
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

400 South 4th Street, Suite 500-#390
Las Vegas, Nevada 89101

(Address of principal executive offices, with zip code)

(702) 509-5244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ROLR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2025 (the “Closing Date”), High Roller Technologies, Inc. (the “Company”) completed the acquisition, through its wholly owned subsidiary, Deepdive Holdings Ltd., a Malta company (the “Buyer”), pursuant to the previously disclosed share transfer agreement (the “STA”) among Deepdive and  Happy Hour Entertainment Holdings Ltd., a British Virgin Islands company (the “Seller”).

Pursuant to the STA dated December 23, 2025, on the Closing Date, the Buyer acquired from the Seller all of the issued and outstanding shares of Happy Hour Solutions Ltd. (the “Target”). The shares represent 100% of the issued and allotted share capital of the Target. As a result of the acquisition, the Buyer acquired ownership control of the Target, which holds a valid remote gambling license issued by the Estonian Tax and Customs Board (EMTA).

In consideration for the acquisition of the shares of the Target, the Buyer assigned and transferred to the Seller the domain name www.casinoroom.com and all variations and extensions, as set forth in the STA.

The foregoing description of the STA does not purport to be complete and is qualified in its entirety by reference to the STA, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 23, 2025 and is incorporated herein by reference.

Spike Up Media A.B. (“SUP”) is a shareholder of the Company (owning in the aggregate, less than 10% of the outstanding shares). Two of the Company’s directors and two of its largest shareholders, own interests in SUP. SUP owns less than 10% of the outstanding shares of Target, which is a wholly owned subsidiary of the Seller. A number of the Company’s shareholders and one of the Company’s directors (owning in the aggregate, less than 10% of the outstanding shares of the Company), own interests in the Target in the aggregate of approximately 66%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH ROLLER TECHNOLOGIES, INC.

Date: January 7, 2026	By:	/s/ Adam Felman
Adam Felman Chief Financial Officer